UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: November 30, 2017
(Date of earliest event reported)

Wells Fargo Commercial Mortgage Trust 2017-C41
(Central Index Key Number 0001719199)

(Exact name of issuing entity)

Barclays Bank PLC
(Central Index Key Number 0000312070)

Argentic Real Estate Finance LLC
(Central Index Key Number 0001624053)

Ladder Capital Finance LLC
(Central Index Key Number 0001541468)

Wells Fargo Bank, National Association
(Central Index Key Number 0000740906)

(Exact name of sponsor as specified in its charter)

Wells Fargo Commercial Mortgage Securities, Inc.
(Central Index Key Number 0000850779)

(Exact name of registrant as specified in its charter)

North Carolina	333-206677-20	56-1643598
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

301 South College Street Charlotte, North Carolina	28288-1066
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code      (704) 374-6161

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.           Other Events.

On November 30, 2017, Wells Fargo Commercial Mortgage Securities, Inc. (the “Depositor”) caused the issuance, pursuant to a pooling and servicing agreement, dated as of November 1, 2017 and as to which an executed version is attached hereto as Exhibit 4.1 (the “Pooling and Servicing Agreement”), among Wells Fargo Commercial Mortgage Securities, Inc., as depositor (the “Registrant”), Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Trimont Real Estate Advisors, LLC, as operating advisor and as asset representations reviewer, Wells Fargo Bank, National Association, as certificate administrator, and Wilmington Trust, National Association, as trustee, of Wells Fargo Commercial Mortgage Trust 2017-C41, Commercial Mortgage Pass-Through Certificates, Series 2017-C41.

The Mortgage Loan identified on Exhibit B to the Pooling and Servicing Agreement as “The View at Marlton” will be serviced and administered in accordance with the Pooling and Servicing Agreement and The View at Marlton Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), as to which an executed version of such co-lender agreement is attached hereto as Exhibit 4.10. The Mortgage Loan identified on Exhibit B to the Pooling and Servicing Agreement as “Macedonia Commons” will be serviced and administered in accordance with the Pooling and Servicing Agreement and the Macedonia Commons Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), as to which an executed version of such co-lender agreement is attached hereto as Exhibit 4.11. The Mortgage Loan identified on Exhibit B to the Pooling and Servicing Agreement as “Belden Park Crossing” will initially be serviced and administered in accordance with the Pooling and Servicing Agreement prior to the related Servicing Shift Securitization Date (as defined in the Pooling and Servicing Agreement) and the Belden Park Crossing Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), and as to which an executed version is attached hereto as Exhibit 4.12. The Mortgage Loan identified on Exhibit B to the Pooling and Servicing Agreement as “One Century Place” will initially be serviced and administered in accordance with the Pooling and Servicing Agreement prior to the related Servicing Shift Securitization Date (as defined in the Pooling and Servicing Agreement) and the One Century Place Intercreditor Agreement (as defined in the Pooling and Servicing Agreement) and as to which an executed version is attached hereto as Exhibit 4.13.

The Mortgage Loan identified on Exhibit B to the Pooling and Servicing Agreement as “Headquarters Plaza” will be serviced and administered pursuant to a pooling and servicing agreement, an executed version of which is attached hereto as Exhibit 4.2 and which is dated as of November 1, 2017, by and among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer (the “CD 2017-CD6 Pooling and Servicing Agreement”), and the Headquarters Plaza Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), an executed version of such co-lender agreement being attached hereto as Exhibit 4.14.

The Mortgage Loan identified on Exhibit B to the Pooling and Servicing Agreement as “Marriott LAX” will be serviced and administered pursuant to a pooling and servicing agreement, an executed version of which is attached hereto as Exhibit 4.3 and which is dated as of October 1, 2017, by and among Citigroup Commercial Mortgage Securities Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer, Citibank, N.A., as certificate administrator, and Wilmington Trust, National Association, as trustee (the “CGCMT 2017-C4 Pooling and Servicing Agreement”), and the

Marriott LAX Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), an executed version of such co-lender agreement being attached hereto as Exhibit 4.15.

The Mortgage Loan identified on Exhibit B to the Pooling and Servicing Agreement as “Mall of Louisiana” will be serviced and administered pursuant to a pooling and servicing agreement, an executed version of which is attached hereto as Exhibit 4.4 and which is dated as of September 1, 2017, by and among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, Rialto Capital Advisors, LLC, as general special servicer, National Cooperative Bank, N.A., as NCB master servicer and as NCB special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and asset representations reviewer (the “BANK 2017-BNK7 Pooling and Servicing Agreement”), and the Mall of Louisiana Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), an executed version of such co-lender agreement being attached hereto as Exhibit 4.16.

The Mortgage Loan identified on Exhibit B to the Pooling and Servicing Agreement as “U.S. Industrial Portfolio III” will be serviced and administered pursuant to a pooling and servicing agreement, an executed version of which is attached hereto as Exhibit 4.5 and which is dated as of November 1, 2017, by and among Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as general special servicer, National Cooperative Bank, N.A., as NCB master servicer and as NCB special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer (the “BANK 2017-BNK8 Pooling and Servicing Agreement”), and the U.S. Industrial Portfolio III Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), an executed version of such co-lender agreement being attached hereto as Exhibit 4.17.

The Mortgage Loan identified on Exhibit B to the Pooling and Servicing Agreement as “National Office Portfolio” will be serviced and administered, prior to the related Servicing Shift Securitization Date (as defined in the Pooling and Servicing Agreement), pursuant to a pooling and servicing agreement, an executed version of which is attached hereto as Exhibit 4.6 and which is dated as of November 1, 2017, by and among UBS Commercial Mortgage Securitization Corp., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and as special servicer, Wells Fargo Bank, National Association, as certificate administrator, as Cayman agent and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer (the “UBS 2017-C5 Pooling and Servicing Agreement”). On and after the related Servicing Shift Securitization Date, the National Office Portfolio Mortgage Loan will be serviced and administered by the applicable master servicer and, if necessary, the applicable special servicer, pursuant to the National Office Portfolio Pooling and Servicing Agreement (as defined in the Pooling and Servicing Agreement). In addition, the National Office Portfolio Mortgage Loan will be serviced and administered under the National Office Portfolio Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), an executed version of such co-lender agreement being attached hereto as Exhibit 4.18.

The Mortgage Loans identified on Exhibit B to the Pooling and Servicing Agreement as “DoubleTree Berkeley Marina” will be serviced and administered pursuant to a pooling and servicing agreement, an executed version of which is attached hereto as Exhibit 4.7 and which is dated as of October 1, 2017, by and among UBS Commercial Mortgage Securitization Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC as special servicer, AEGON USA Realty Advisors, LLC, as Fairmount at Brewerytown special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer (the “UBS 2017-

C4 Pooling and Servicing Agreement”), and the DoubleTree Berkeley Marina Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), an executed version of such co-lender agreement being attached hereto as Exhibit 4.19.

The Mortgage Loan identified on Exhibit B to the Pooling and Servicing Agreement as “Del Amo Fashion Center” will be serviced and administered pursuant to a trust and servicing agreement, an executed version of which is attached hereto as Exhibit 4.8 and which is dated as of June 20, 2017, by and among Banc of America Merrill Lynch Large Loan, Inc., as depositor, KeyBank National Association, as servicer, Cohen Financial, a Division of Suntrust Bank, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor (the “DAFC 2017-AMO Trust and Servicing Agreement”), and the Del Amo Fashion Center Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), an executed version of such co-lender agreement being attached hereto as Exhibit 4.20.

The Mortgage Loan identified on Exhibit B to the Pooling and Servicing Agreement as “Columbia Park Shopping Center” will be serviced and administered pursuant to a pooling and servicing agreement, an executed version of which is attached hereto as Exhibit 4.9 and which is dated as of August 1, 2017, by and among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Trimont Real Estate Advisors, LLC, as operating advisor and as asset representations reviewer (the “WFCM 2017-C39 Pooling and Servicing Agreement”), and the Columbia Park Shopping Center Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), an executed version of such co-lender agreement being attached hereto as Exhibit 4.21.

The Class A-1, Class A-2, Class A-SB, Class A-3, Class A-4, Class X-A, Class X-B, Class A-S, Class B and Class C Certificates (collectively, the “Public Certificates”), having an aggregate initial principal amount of $690,629,000, were sold to Wells Fargo Securities, LLC (“WFS”), Barclays Capital Inc. (“Barclays”) and Academy Securities, Inc. (“Academy” and, together in such capacity with WFS and Barclays, the “Underwriters”), pursuant to the underwriting agreement, dated as of November 17, 2017 and as to which an executed version is attached hereto as Exhibit 1.1, between the Registrant, the Underwriters and Wells Fargo Bank, National Association (“WFB”).

In connection with the issuance and sale to the Underwriters of the Public Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Public Certificates, which legal opinion is attached as an exhibit to this report.

On November 30, 2017, the Registrant also sold the Class X-D, Class D, Class E-RR, Class F-RR, Class G-RR, Class H-RR, Class V and Class R Certificates (collectively, the “Private Certificates”), having an aggregate initial principal amount of $95,293,177, to WFS, Barclays and Academy (collectively in such capacity, the “Initial Purchasers”), pursuant to a certificate purchase agreement, dated as of November 17, 2017, between the Registrant, the Initial Purchasers and WFB. The Private Certificates were sold in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) of the Act.

Argentic Real Estate Finance LLC, in its capacity as “retaining sponsor” (in such capacity, the “Retaining Sponsor”), is satisfying its credit risk retention obligation under Regulation RR, 17 C.F.R. Part 246 (the “Risk Retention Rule”) in connection with the securitization of the Mortgage Loans referred to above by the retention of the Class E-RR, Class F-RR, Class G-RR and Class H-RR Certificates (collectively, the “RR Certificates”).

The RR Certificates constitute an “eligible horizontal residual interest” (as defined in the Risk Retention Rule). The aggregate fair value of the RR Certificates is equal to approximately $41,416,725 (excluding accrued interest), representing approximately 5.080% of the aggregate fair value of all of the Certificates (other than the Class R Certificates). The fair value of the Certificates (other than the Class R Certificates) was determined based on the actual sale prices and finalized tranche sizes of such Certificates.

The fair value of the “eligible horizontal residual interest” (as defined in the Risk Retention Rule) that the Retaining Sponsor is required to retain under the credit risk retention requirements of the Risk Retention Rule is equal to approximately $40,761,131.80, representing 5% of the aggregate fair value of all of the Certificates (other than the Class R Certificates).

As of the Closing Date, there are no material differences between (a) the valuation methodology or any of the key inputs and assumptions that were used in calculating the fair value or range of fair values disclosed in the Depositor's Prospectus, dated November 20, 2017, under the heading “Credit Risk Retention” prior to the pricing of the Certificates and the Retained Interest and (b) the methodology or the key inputs and assumptions that were used in calculating the fair value at the time of the Closing Date.

The Public Certificates and the Private Certificates represent, in the aggregate, the entire beneficial ownership in Wells Fargo Commercial Mortgage Trust 2017-C41 (the “Issuing Entity”), a common law trust fund formed on November 1, 2017 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 52 commercial and multifamily mortgage loans (the “Mortgage Loans”). The Mortgage Loans were acquired by the Registrant from (i) Barclays Bank PLC (“Barclays Bank”), pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.1 and dated as of November 17, 2017, between the Registrant and Barclays Bank, (ii) Argentic Real Estate Finance LLC (“AREF”), pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.2 and dated as of November 17, 2017, between the Registrant and AREF, (iii) Ladder Capital Finance LLC (“LCF”), pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.3 and dated as of November 17, 2017, between the Registrant, LCF, Ladder Capital Finance Holdings LLLP, Series REIT of Ladder Capital Finance Holdings LLLP and Series TRS of Ladder Capital Finance Holdings LLLP, and (iv) WFB, pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.4 and dated as of November 17, 2017, between the Registrant and WFB.

The funds used by the Registrant to pay the purchase price for the Mortgage Loans were derived in part from the proceeds from the sale of Certificates by the Registrant to the Underwriters, pursuant to the Underwriting Agreement and the Initial Purchasers, pursuant to the Certificate Purchase Agreement.

The Public Certificates and the Mortgage Loans are more particularly described in the Prospectus dated November 20, 2017 and as filed with the Securities and Exchange Commission on November 30, 2017. In connection with such Prospectus, the Chief Executive Officer of the Registrant has provided the certification attached hereto as Exhibit 36.1 and dated as of November 20, 2017.

On November 30, 2017, the Registrant sold all of the Public Certificates, having an aggregate certificate principal amount of $690,629,000. The net proceeds of the offering to the Registrant of the issuance of the Certificates, after deducting expenses payable by the Registrant of $6,106,698, were approximately $755,783,143. Of the expenses paid by the Registrant, approximately $108,000 were paid directly to affiliates of the Registrant, $1,209,084 in the form of fees were paid to the Underwriters, $476,385 were paid to or for the Underwriters and $4,313,228 were other expenses. All of the foregoing expense amounts are the Depositor’s reasonable estimates of such expenses. No underwriting discounts and commissions or finder’s fees were paid by the Registrant; the Public Certificates were offered by the Underwriters for sale to the public in negotiated transactions or otherwise at varying prices determined at the time of sale. The related registration statement (file no. 333-206677) was originally declared effective on November 23, 2015.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits

Exhibit No.	Description

Exhibit 1.1	Underwriting Agreement, dated as of November 17, 2017, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Securities, LLC, Barclays Capital Inc. and Academy Securities, Inc., as underwriters, and Wells Fargo Bank, National Association.

Exhibit 4.1	Pooling and Servicing Agreement, dated as of November 1, 2017, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Trimont Real Estate Advisors LLC, as operating advisor and as asset representations reviewer, Wells Fargo Bank, National Association, as certificate administrator, and Wilmington Trust, National Association, as trustee.

Exhibit 4.2	Pooling and Servicing Agreement, dated as of September 1, 2017, by and among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer.

Exhibit 4.3	Pooling and Servicing Agreement, dated as of October 1, 2017, by and among Citigroup Commercial Mortgage Securities Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer, Citibank, N.A., as certificate administrator, and Wilmington Trust, National Association, as trustee.

Exhibit 4.4	Pooling and Servicing Agreement, dated as of September 1, 2017, by and among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, Rialto Capital Advisors, LLC, as general special servicer, National Cooperative Bank, N.A., as NCB master servicer and as NCB special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and asset representations reviewer.

Exhibit 4.5	Pooling and Servicing Agreement, dated as of November 1, 2017, by and among Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as general special servicer, National Cooperative Bank, N.A., as NCB master servicer and as NCB special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer.

Exhibit 4.6	Pooling and Servicing Agreement, dated as of November 1, 2017, by and among UBS Commercial Mortgage Securitization Corp., as depositor, Midland Loan Services, a

Division of PNC Bank, National Association, as master servicer and as special servicer, Wells Fargo Bank, National Association, as certificate administrator, as Cayman agent and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.

Exhibit 4.7	Pooling and Servicing Agreement, dated as of October 1, 2017, by and among UBS Commercial Mortgage Securitization Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC as special servicer, AEGON USA Realty Advisors, LLC, as Fairmount at Brewerytown special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.

Exhibit 4.8	Trust and Servicing Agreement, dated as of June 20, 2017, by and among Banc of America Merrill Lynch Large Loan, Inc., as depositor, KeyBank National Association, as servicer, Cohen Financial, a Division of Suntrust Bank, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.

Exhibit 4.9	Pooling and Servicing Agreement, dated as of August 1, 2017, by and among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Trimont Real Estate Advisors, LLC, as operating advisor and as asset representations reviewer.

Exhibit 4.10	Agreement Between Note Holders, dated as of November 6, 2017, between the holder of The View at Marlton Pari Passu Companion Loan and the holder of The View at Marlton Mortgage Loan, relating to the relative rights of such holders of The View at Marlton Whole Loan.

Exhibit 4.11	Agreement Between Note Holders, dated as of October 18, 2017, between the holder of the Macedonia Commons Pari Passu Companion Loan and the holder of the Macedonia Commons Mortgage Loan, relating to the relative rights of such holders of the Macedonia Commons Whole Loan.

Exhibit 4.12	Agreement Between Note Holders, dated as of November 29, 2017, between the holders of the Belden Park Crossing Pari Passu Companion Loans and the holder of the Belden Park Crossing Mortgage Loan, relating to the relative rights of such holders of the Belden Park Crossing Whole Loan.

Exhibit 4.13	Agreement Between Note Holders, dated as of October 19, 2017, between the holders of the One Century Place Pari Passu Companion Loan and the holder of the One Century Place Mortgage Loan, relating to the relative rights of such holders of the One Century Place Whole Loan.

Exhibit 4.14	Agreement Between Note Holders, dated as of October 20, 2017, between the holders of the Headquarters Plaza Pari Passu Companion Loans and the holder of the Headquarters Plaza Mortgage Loan, relating to the relative rights of such holders of the Headquarters Plaza Whole Loan.

Exhibit 4.15	Agreement Between Note Holders, dated as of October 31, 2017, between the holders of the Marriott LAX Pari Passu Companion Loans and the holder of the Marriott LAX Mortgage Loan, relating to the relative rights of such holders of the Marriott LAX Whole Loan.

Exhibit 4.16	Agreement Between Note Holders, dated as of September 5, 2017, between the holders of the Mall of Louisiana Pari Passu Companion Loans and the holder of the Mall of Louisiana Mortgage Loan, relating to the relative rights of such holders of the Mall of Louisiana Whole Loan.

Exhibit 4.17	Agreement Between Note Holders, dated as of November 2, 2017, between the holders of the U.S. Industrial Portfolio III Pari Passu Companion Loans and the holder of the U.S. Industrial Portfolio III Mortgage Loan, relating to the relative rights of such holders of the U.S. Industrial Portfolio III Whole Loan.

Exhibit 4.18	Agreement Between Note Holders, dated as of November 9, 2017, between the holders of the National Office Portfolio Pari Passu Companion Loans and the holder of the National Office Portfolio Mortgage Loan, relating to the relative rights of such holders of the National Office Portfolio Whole Loan.

Exhibit 4.19	Agreement Between Note Holders, dated as of October 18, 2017, between the holders of the DoubleTree Berkeley Marina Companion Loans and the holder of the DoubleTree Berkeley Marina Mortgage Loan, relating to the relative rights of such holders of the DoubleTree Berkeley Marina Whole Loan.

Exhibit 4.20	Agreement Between Note Holders, dated as of May 12, 2017, between the holders of the Del Amo Fashion Center Pari Passu Companion Loans, the Del Amo Fashion Center Subordinate Companion Loans and the holder of the Del Amo Fashion Center Mortgage Loan, relating to the relative rights of such holders of the Del Amo Fashion Center Whole Loan.

Exhibit 4.21	Agreement Between Note Holders, dated as of August 4, 2017, between the holders of the Columbia Park Shopping Center Pari Passu Companion Loan and the holder of the Columbia Park Shopping Center Mortgage Loan, relating to the relative rights of such holders of the Columbia Park Shopping Center Whole Loan.

Exhibit 5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated November 30, 2017.

Exhibit 8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated November 30, 2017 (included as part of Exhibit 5).

Exhibit 23	Consent of Cadwalader, Wickersham & Taft LLP (included as part of Exhibit 5).

Exhibit 36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated November 20, 2017.

Exhibit 99.1	Mortgage Loan Purchase Agreement, dated as of November 17, 2017, between Barclays Bank PLC, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.

Exhibit 99.2	Mortgage Loan Purchase Agreement, dated as of November 17, 2017, between Argentic Real Estate Finance LLC, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.

Exhibit 99.3	Mortgage Loan Purchase Agreement, dated as of November 17, 2017, between Ladder Capital Finance LLC, as seller, Ladder Capital Finance Holdings LLLP, Series REIT of Ladder Capital Finance Holdings LLLP and Series TRS of Ladder Capital Finance Holdings LLLP, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.

Exhibit 99.4	Mortgage Loan Purchase Agreement, dated as of November 17, 2017, between Wells Fargo Bank, National Association, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 30, 2017	WELLS FARGO COMMERCIAL MORTGAGE SECURITIES, INC.
(Registrant)

	By:	/s/ Anthony Sfarra
Name: Anthony Sfarra
Title: President

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
1.1	Underwriting Agreement, dated as of November 17, 2017, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Securities, LLC, Barclays Capital Inc. and Academy Securities, Inc., as underwriters, and Wells Fargo Bank, National Association.	(E)

4.1	Pooling and Servicing Agreement, dated as of November 1, 2017, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Trimont Real Estate Advisors LLC, as operating advisor and as asset representations reviewer, Wells Fargo Bank, National Association, as certificate administrator, and Wilmington Trust, National Association, as trustee.	(E)

4.2	Pooling and Servicing Agreement, dated as of September 1, 2017, by and among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer.	(E)

4.3	Pooling and Servicing Agreement, dated as of October 1, 2017, by and among Citigroup Commercial Mortgage Securities Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer, Citibank, N.A., as certificate administrator, and Wilmington Trust, National Association, as trustee.	(E)

4.4	Pooling and Servicing Agreement, dated as of September 1, 2017, by and among Wells Fargo	(E)

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, Rialto Capital Advisors, LLC, as general special servicer, National Cooperative Bank, N.A., as NCB master servicer and as NCB special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and asset representations reviewer.

4.5	Pooling and Servicing Agreement, dated as of November 1, 2017, by and among Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as general special servicer, National Cooperative Bank, N.A., as NCB master servicer and as NCB special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer.	(E)

4.6	Pooling and Servicing Agreement, dated as of November 1, 2017, by and among UBS Commercial Mortgage Securitization Corp., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and as special servicer, Wells Fargo Bank, National Association, as certificate administrator, as Cayman agent and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.	(E)

4.7	Pooling and Servicing Agreement, dated as of October 1, 2017, by and among UBS Commercial Mortgage Securitization Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC as special servicer, AEGON USA Realty Advisors, LLC, as Fairmount at Brewerytown special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset	(E)

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
representations reviewer.

4.8	Trust and Servicing Agreement, dated as of June 20, 2017, by and among Banc of America Merrill Lynch Large Loan, Inc., as depositor, KeyBank, National Association, as servicer, Cohen Financial, a Division of Suntrust Bank, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.	(E)

4.9	Pooling and Servicing Agreement, dated as of August 1, 2017, by and among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Trimont Real Estate Advisors, LLC, as operating advisor and as asset representations reviewer.	(E)

4.10	Agreement Between Note Holders, dated as of November 6, 2017, between the holder of The View at Marlton Pari Passu Companion Loan and the holder of The View at Marlton Mortgage Loan, relating to the relative rights of such holders of The View at Marlton Whole Loan.	(E)

4.11	Agreement Between Note Holders, dated as of October 18, 2017, between the holder of the Macedonia Commons Pari Passu Companion Loan and the holder of the Macedonia Commons Mortgage Loan, relating to the relative rights of such holders of the Macedonia Commons Whole Loan.	(E)

4.12	Agreement Between Note Holders, dated as of November 29, 2017, between the holders of the Belden Park Crossing Pari Passu Companion Loans and the holder of the Belden Park Crossing Mortgage Loan, relating to the relative rights of such holders of the Belden Park Crossing Whole Loan.

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)

4.13	Agreement Between Note Holders, dated as of October 19, 2017, between the holders of the One Century Place Pari Passu Companion Loan and the holder of the One Century Place Mortgage Loan, relating to the relative rights of such holders of the One Century Place Whole Loan.

4.14	Agreement Between Note Holders, dated as of October 20, 2017, between the holders of the Headquarters Plaza Pari Passu Companion Loans and the holder of the Headquarters Plaza Mortgage Loan, relating to the relative rights of such holders of the Headquarters Plaza Whole Loan.	(E)

4.15	Agreement Between Note Holders, dated as of October 31, 2017, between the holders of the Marriott LAX Pari Passu Companion Loans and the holder of the Marriott LAX Mortgage Loan, relating to the relative rights of such holders of the Marriott LAX Whole Loan.	(E)

4.16	Agreement Between Note Holders, dated as of September 5, 2017, between the holders of the Mall of Louisiana Pari Passu Companion Loans and the holder of the Mall of Louisiana Mortgage Loan, relating to the relative rights of such holders of the Mall of Louisiana Whole Loan.	(E)

4.17	Agreement Between Note Holders, dated as of November 2, 2017, between the holders of the U.S. Industrial Portfolio III Pari Passu Companion Loans and the holder of the U.S. Industrial Portfolio III Mortgage Loan, relating to the relative rights of such holders of the U.S. Industrial Portfolio III Whole Loan.	(E)

4.18	Agreement Between Note Holders, dated as of November 9, 2017, between the holders of the National Office Portfolio Pari Passu Companion Loans and the holder of the National Office Portfolio Mortgage Loan, relating to the relative rights of such holders of the National Office Portfolio Whole Loan.	(E)

4.19	Agreement Between Note Holders, dated as of October 18, 2017, between the holders of the	(E)

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
DoubleTree Berkeley Marina Companion Loans and the holder of the DoubleTree Berkeley Marina Mortgage Loan, relating to the relative rights of such holders of the DoubleTree Berkeley Marina Whole Loan.

4.20	Agreement Between Note Holders, dated as of May 12, 2017, between the holders of the Del Amo Fashion Center Pari Passu Companion Loans, the Del Amo Fashion Center Subordinate Companion Loans and the holder of the Del Amo Fashion Center Mortgage Loan, relating to the relative rights of such holders of the Del Amo Fashion Center Whole Loan.	(E)

4.21	Agreement Between Note Holders, dated as of August 4, 2017, between the holders of the Columbia Park Shopping Center Pari Passu Companion Loan and the holder of the Columbia Park Shopping Center Mortgage Loan, relating to the relative rights of such holders of the Columbia Park Shopping Center Whole Loan.	(E)

5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated November 30, 2017.	(E)

8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated November 30, 2017 (included as part of Exhibit 5).	(E)

23	Consent of Cadwalader, Wickersham & Taft LLP (included as part of Exhibit 5).	(E)

36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated November 20, 2017.	(E)

99.1	Mortgage Loan Purchase Agreement, dated as of November 17, 2017, between Barclays Bank PLC, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.	(E)

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)

99.2	Mortgage Loan Purchase Agreement, dated as of November 17, 2017, between Argentic Real Estate Finance LLC, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.	(E)

99.3	Mortgage Loan Purchase Agreement, dated as of November 17, 2017, between Ladder Capital Finance LLC, as seller, Ladder Capital Finance Holdings LLLP, Series REIT of Ladder Capital Finance Holdings LLLP and Series TRS of Ladder Capital Finance Holdings LLLP, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.	(E)

99.4	Mortgage Loan Purchase Agreement, dated as of November 17, 2017, between Wells Fargo Bank, National Association, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.	(E)